EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Fiserv, Inc. (the “Company”) for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffery W. Yabuki, as President and Chief Executive Officer of the Company, and Thomas J. Hirsch, as Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jeffery W. Yabuki
Jeffery W. Yabuki
August 7, 2008

By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
August 7, 2008